John Hancock
Small Company Fund

SUMMARY PROSPECTUS 12–31–10

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the statement of additional information and most recent reports, online at www.jhfunds.com/Forms/Prospectuses.aspx. You can also get this information at no cost by calling 1-888-972-8696 or by sending an e-mail request to info@jhfunds.com. The fund’s prospectus and statement of additional information, both dated 12-31-10, and most recent financial highlights information included in the semiannual shareholder report, dated 9-30-10, are incorporated by reference into this Summary Prospectus.

 Class R1: JCSOX            Class R3: JCSHX            Class R4: JCSFX            Class R5: JCSVX

Investment objective

The fund seeks maximum long-term total return.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (%)
(fees paid directly from your investment)	Class R1		Class R3		Class R4		Class R5

Maximum front-end sales charge (load) on purchases as a % of purchase price		None		None		None		None

Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less		None		None		None		None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)	Class R1		Class R3		Class R4		Class R5

Management fee		0.90		0.90		0.90		0.90

Distribution and service (12b-1) fees		0.50		0.50		0.25		0.00

Other expenses		0.52		0.42		0.37		0.32

Service plan fee	0.25		0.15		0.10		0.05

Additional expenses	0.27		0.27		0.27		0.27

Total annual fund operating expenses		1.92		1.82		1.52		1.22

Contractual expense reimbursement[1]		−0.12		−0.12		−0.12		−0.12

Total annual fund operating expenses after expense reimbursements		1.80		1.70		1.40		1.10

1	The adviser has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 1.80%, 1.70%, 1.40%, and 1.10% for Class R1, Class R3, Class R4, and Class R5 shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest, acquired fund fees, short dividend, litigation and extraordinary expenses. These expense limitations shall remain in effect until December 31, 2011.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment at the end of the various time frames indicated. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class R1	Class R3	Class R4	Class R5

1 Year	183	173	143	112

3 Years	591	561	469	375

5 Years	1,026	974	818	659

10 Years	2,234	2,127	1,802	1,467

A Domestic Equity Fund

 John Hancock Small Company Fund

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the period from November 1, 2009 (commencement of the fund’s most recent fiscal period) through March 31, 2010, the fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of domestic companies that are smaller or less established in terms of revenues and have market capitalizations that are less than $2.5 billion at the time of initial purchase. At any given time, the fund may own a diversified group of stocks in several industries. The fund invests mainly in common stocks, but it may also invest in exchange-traded funds to a limited extent.

The subadviser employs a relative value philosophy to analyze and select investments that have attractive valuations as well as potential catalysts that are expected to lead to accelerated earnings and cash flow growth. The subadviser evaluates broad themes and market developments that can be exploited through portfolio construction and rigorous fundamental research to identify investments that are best positioned to take advantage of impending catalysts and trends. The subadviser believes that earnings and cash flow growth are the principal drivers of investment performance, particularly when accompanied by visible, quantifiable catalysts that have not been fully recognized by the investment community.

The subadviser continuously monitors and evaluates investments held by the fund to discern changes in trends, modify investment outlooks, and adjust valuations accordingly. The subadviser attempts to mitigate excess risk through ownership of a well-diversified portfolio with broad representation across market industries and sectors. The subadviser will liquidate an investment based on several factors, including asset valuation, changes in prospective attributes and purchases of alternative investments with potentially higher returns. The subadviser generally will not sell a stock merely due to market appreciation outside the fund’s target capitalization range if it believes the company has growth potential.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Active management risk The subadviser’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Exchange-traded funds risk Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track.

High portfolio turnover risk Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions.

Small company risk Stocks of smaller companies are more volatile than stocks of larger companies. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Past performance

Calendar year total returns The following performance information in the bar chart and table below illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund, by showing changes in the fund’s performance for Class R1 shares from year to year; however, as always, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Returns would be different for other classes. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our Web site: www.jhfunds.com/RetirementPerformance, or by calling Signature Services at 1-888-972-8696 between 8:00 A.M. and 7:00 P.M., Eastern Time, on most business days.

Average annual total returns Performance of a broad-based market index is included for comparison.

After-tax returns They reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

Performance information shown below is based on the returns of FMA Small Company Portfolio’s (predecessor fund) Investor Shares, which have been recalculated to apply the gross fees and expenses of the fund’s Class R1, Class R3, Class R4, and Class R5 shares, which were first offered on April 30, 2010.

Calendar year total returns — Class R1 (%)

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
25.32	2.64	−14.03	31.04	17.59	4.15	19.89	−0.07	−28.93	23.36

Year-to-date total return The fund’s total return for the nine months ended September 30, 2010 was 6.94%.

Best quarter: Q3 ’09, 17.02%

Worst quarter: Q4 ’08, −19.81%

Average annual total returns (%)	1 Year	5 Year	10 Year

as of 12-31-09

Class R1 before tax	23.36	1.81	6.43

After tax on distributions	23.32	−0.12	4.94

After tax on distributions, with sale	15.18	0.89	5.07

Class R3 before tax	23.48	1.91	6.53

Class R4 before tax	23.85	2.22	6.85

Class R5 before tax	24.23	2.52	7.17

Russell 2000 Index	27.17	0.51	3.51

Investment management

Investment adviser John Hancock Investment Management Services, LLC
Subadviser Fiduciary Management Associates, LLC

Portfolio management

Leo Harmon, CFA
Portfolio manager

Managed the fund and its predecessor since 2006

Kathryn Vorisek
Lead portfolio manager

Managed the fund and its predecessor since 1998

Purchase and sale of fund shares

There are no minimum initial or subsequent investment requirements for Class R1, R3, R4 and R5 shares of the fund. You may redeem shares of the fund on any business day by contacting your retirement plan administrator or recordkeeper.

Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment adviser, financial planner or retirement plan administrator), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These

 John Hancock Small Company Fund

payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

© 2010 John Hancock Funds, LLC    348RSP 12-31-10    SEC file number: 811-21777